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                                                                  EXECUTION COPY

CERTAIN INFORMATION (AS INDICATED BELOW) HAS BEEN OMITTED FROM THIS AGREEMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                               AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT, dated as of August 6, 1995, by and among GE Capital Consumer Card Co. (formerly known as Monogram Bank, USA); Federated Department Stores, Inc. ("FDS"), successor by merger to R.H. Macy & Co., Inc. ("Macy's"); and the other parties listed on the signature pages hereto.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto (or their predecessors in interest) are party to a Credit Card Program Agreement dated as of May 10, 1991, as amended from time to time to the date hereof (the "Program Agreement") (capitalized terms used herein have the meaning given to them in the Program Agreement unless otherwise defined herein);

         WHEREAS, since the date of the Program Agreement, FDS acquired Macy's through a merger in which Federated Department Stores, Inc. merged into Macy's and Macy's survived the merger and changed its name to "Federated Department Stores, Inc.";

         WHEREAS, the Program Fiscal Year is based on Macy's fiscal year and the FDS fiscal year is not the same as the Macy's fiscal year;

         WHEREAS, the parties desire to align the Program Fiscal Year with the fiscal year of FDS;

         WHEREAS, in order to so align such fiscal years, the parties desire to enter into certain interim arrangements with respect to the period between August 6, 1995 and February 3, 1996 (the "Interim Period") which period corresponds to the period between the end of the most recent Macy's fiscal year and the commencement of the next FDS fiscal year;


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         WHEREAS, the parties anticipate that at the end of the Interim Period, either the Program Agreement will be in effect with the modifications contemplated by Section 2 hereof or the parties will have definitively agreed on an alternative arrangement to the Program.

         NOW THEREFORE, in consideration of the terms and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Interim Period Provisions.

         1.1.     Bank Service Discount.

                  The Bank Service Discount for each Fiscal Month during the Interim Period shall be as set forth on the line entitled "Discount Rate" on Exhibit A hereto.*

         1.2.     Discount Adjusters.

                  During the Interim Period, the Discount Adjusters, except the Money Cost Adjuster, set forth in Section 4.2 of the Program Agreement shall not be in effect. The Money Cost Adjuster shall remain in effect, and shall operate to adjust the Bank Service Discount, as provided in Section 4.2(a) of Program Agreement.

2.       Amendments to Program Agreement.

         2.1.     Fiscal Year.

                  The parties acknowledge and agree that for purposes of determining the Program Fiscal Year after the end of the Interim Period, Macy's fiscal year shall commence and end each year on the dates set forth on Schedule 1 hereto.

         2.2.     Dates for Sales Projections.

                  The first two sentences of Section 4.3(a) of the Program Agreement are hereby amended in their entirety to read as follows:


- ---
 * Exhibit A has been omitted.


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                  Macy shall use commercially reasonable efforts to deliver to
                  Bank, not later than each December 23 and June 25 during the term of this Agreement, a preliminary net sales and Net Credit Sales Projection covering the 12-month period commencing on the first day of the February or August immediately following delivery of such preliminary projection (each such 12-month period, an "Applicable Projection Year"). Macy shall then use commercially reasonable efforts to deliver to Bank, not later than each January 10 and July 10 during the term of this Agreement, a final net sales and Net Credit Sales Projection for the Applicable Projection Year (each such projection, a "Final Sales Projection").

All references in the Program Agreement to July Final Sales Projections and January Final Sales Projections shall hereafter be deemed references to January Final Sales Projections or July Final Sales Projections, respectively.

3.       Miscellaneous.

         3.1.     Certain Limitations.

                  Except to the extent expressly amended hereby the Program Agreement shall remain unchanged and shall remain in full force and effect.

         3.2.     Governing Law.

                  This Amendment Agreement shall be governed by the laws of the State of New York without regard to its conflicts of laws provisions.

         3.3.     Counterparts.

                  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto, intending to be
legally bound, have entered into this Amendment Agreement as of the day and year first above written.

FEDERATED DEPARTMENT                      GE CAPITAL CONSUMER CARD CO.
STORES, INC.

By: /s/ Ronald Tysoe                  By: /s/ Kevin Knight
    ------------------------------        ---------------------------------
    Name: Ronald Tysoe                    Name: Kevin Knight
    Title:   Vice President & CFO         Title: Executive Vice President

MACY'S EAST, INC.

By: /s/ Dennis J. Broderick
    ------------------------------
    Name: Dennis J. Broderick
    Title: Vice President

BULLOCK'S, INC.

By: /s/ Dennis J. Broderick
    ------------------------------
    Name: Dennis J. Broderick
    Title:   Vice President

I. MAGNIN, INC.

By: /s/ Dennis J. Broderick
    ------------------------------
    Name: Dennis J. Broderick
    Title:  Vice President

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MACY SPECIALTY STORES, INC.

By: /s/ Dennis J. Broderick
    ------------------------------
    Name: Dennis J. Broderick
    Title:   Vice President

MCO, INC.

By: /s/ Dennis J. Broderick
    ------------------------------
    Name: Dennis J. Broderick
    Title:   Vice President

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                                                                SCHEDULE 1
                                                                ----------

                              MACY'S FISCAL YEAR
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        For purposes of Section 2.1 Macy's fiscal year means a period of fifty two (52) weeks ending on the Saturday closest to January 31 in any calendar year, each such fiscal year comprising four (4) fiscal quarters, with each such quarter comprising thirteen (13) weeks and ending on a Saturday.